As filed with the Securities and Exchange Commission on August 21, 2006
Registration No. 333-53011

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 4
TO
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of issuer as specified in its charter)

Montana	81-0331430
(State or other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
401 North 31st Street, Billings, Montana 59116
(Address of Principal Executive Offices and Zip Code)
SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE
BANCSYSTEM, INC. – 2006 RESTATEMENT
FIRST INTERSTATE BANCSYSTEM, INC. STOCK OPTIONS AND STOCK APPRECIATION
RIGHTS PLAN, AS AMENDED, AND
FIRST INTERSTATE BANCSYSTEM, INC. EMPLOYEE STOCK PURCHASE PLAN, AS
AMENDED AND RESTATED
(Full titles of plans)
Terrill R. Moore
Executive Vice President and Chief Financial Officer
FIRST INTERSTATE BANCSYSTEM, INC.
401 North 31st Street
Billings, Montana 59116
(Name and address of agent for service)
(406) 255-5300
(Telephone number, including area code, of agent for service)
With a Copy to:
Holland & Hart LLP
Attn: David G. Angerbauer, Esq.
60 East South Temple, Suite 2000
Salt Lake City, Utah 84111
(801) 799-5800

EXPLANATORY NOTE
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
SIGNATURES
POWER OF ATTORNEY
EXHIBITS INDEX

EXPLANATORY NOTE
     This Post-Effective Amendment No. 4 to Registration Statement on Form S-8 (Commission File No. 333-53011) is being filed solely for the purpose of amending the exhibit list to replace Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. – 2002 Restatement and all amendments thereto (prior Exhibits 4.32, 4.33 and 4.34) with Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. – 2006 Restatement (Exhibit 4.31).
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 8. EXHIBITS

Regulation S-K
Exhibit	Document

4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

4.6(4)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7*	Shareholder’s Agreement for non-Scott family members.

4.10(9)	Revised Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004.

4.15(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.20(7)	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26(7)	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27(5)	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.29(8)	Shareholder’s Agreement with Scott Family Members dated January 11, 1999.

4.30(6)	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.31(10)	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. – 2006 Restatement.

5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

Regulation S-K
Exhibit	Document

23.1*	Consent of KPMG LLP, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5)

24	Power of Attorney (included on page 4 of this Registration Statement)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 033-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-03250.

(5)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 2 to Registration Statement on Form S-8, No. 333-76825.

(6)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 3 to Registration Statement on Form S-8, No. 333-76825.

(7)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-76825.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-76825.

(9)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 4 to Registration Statement of Form S-8, No. 333-76825.

(10)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 6 to Registration Statement of Form S-8, No. 333-76825.

*	Previously filed.
SIGNATURES
1.	REGISTRANT
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 21, 2006.

First Interstate BancSystem, Inc.
By:	/s/ Lyle R. Knight
Lyle R. Knight
President and Chief Executive Officer

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this Registration Statement appears below hereby constitutes and appoints Thomas W. Scott and Terrill R. Moore, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below, and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto and each of the undersigned does hereby ratify and confirm all that such attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on August 21, 2006.

Signature	Title

/s/ Thomas W. Scott	Chairman of the Board
Thomas W. Scott**

/s/ James R. Scott	Vice Chairman of the Board
James R. Scott**

/s/ Homer A. Scott, Jr.	Director
Homer A. Scott, Jr.**

/s/ Randall I. Scott	Director
Randall I. Scott**

Director
Jonathan R. Scott

/s/ Charles M. Heyneman	Director
Charles M. Heyneman**

Director
Terry W. Payne

/s/ James W. Haugh	Director
James W. Haugh**

Director
Martin A. White

/s/ Robert L. Nance	Director
Robert L. Nance**

Director
Julie A. Scott

Director
Elouise C. Cobell

/s/ Richard A. Dorn	Director
Richard A. Dorn**

Signature	Title

Director
Michael J. Sullivan

/s/ William B. Ebzery	Director
William B. Ebzery**

Director
David H. Crum

/s/ Lyle R. Knight	President, Chief Executive Officer and Director
Lyle R. Knight	(Principal Executive Officer)

/s/ Terrill R. Moore	Executive Vice President, Chief Financial Officer
Terrill R. Moore	(Principal Financial and Accounting Officer)

** By Power of Attorney:	/s/ Terrill R. Moore
Terrill R. Moore
Attorney-in-Fact

2.	SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANSYSTEM, INC. – 2006 RESTATEMENT
     Pursuant to the requirements of the Securities Act, the trustee has duly caused this Post Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 21, 2006.

Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. – 2006 Restatement
/s/ Richard A. McCann
By: Richard A. McCann
Its: Trustee

FIRST INTERSTATE BANCSYSTEM, INC.
EXHIBITS INDEX

Regulation S-K
Exhibit	Document

4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 26, 1996

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

4.6(4)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7*	Shareholder’s Agreement for non-Scott family members.

4.10(9)	Revised Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004.

4.15(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.20(7)	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26(7)	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27(5)	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.29(8)	Shareholder’s Agreement with Scott Family Members dated January 11, 1999.

4.30(6)	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.31(10)	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. – 2006 Restatement.

5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLP, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5)

24	Power of Attorney (included on page 4 of this Registration Statement)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 033-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-03250.

(5)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 2 to Registration Statement on Form S-8, No. 333-76825.

(6)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 3 to Registration Statement on Form S-8, No. 333-76825.

(7)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-76825.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-76825.

(9)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 4 to Registration Statement of Form S-8, No. 333-76825.

(10)	Incorporated by reference to the Registrant’s Post Effective Amendment No. 6 to Registration Statement of Form S-8, No. 333-76825.

*	Previously filed.